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Exhibit 10.10A
                               FIRST AMENDMENT TO
                                 LOAN AGREEMENT


     This Amendment made this 10th day of October, 1995 by and between Sunwest Bank of Albuquerque, National Association, a national banking association ("Bank") and New Mexico Utilities, Inc., corporation ("Borrower").

     WHEREAS, on January 25, 1995 Bank and Borrower entered into a certain Business Loan Agreement ("Agreement") pursuant to the terms and conditions of which credit has been extended by Bank to Borrower;

     WHEREAS, Borrower and Lender and desirous of amending the Agreement upon the following terms and conditions.

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged by the undersigned, Bank and Borrower agree as follows:

     1. Paragraph 2 (a) i shall be deleted in its entirety and the following substituted there:

         i. The per annum interest on the outstanding principal balance (the "Interest Rate") shall be at a rate equal to the Chase Manhattan Bank Prime Rate established form time to time by the Bank; the Interest Rate shall be adjusted coincident with any change in the rate and applied prospectively,

     2. Except as expressly amended hereby, the terms and conditions of the Agreement and the documents executed and delivered in conjunction with the credit extended thereunder shall remain in full force and effect and are hereby ratified:
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BORROWER:                    New Mexico Utilities, Inc.
                             a New Mexico corporation



                             BY: /s/ ROBERT L. SWARTWOUT
                                 -----------------------
                                 Robert L. Swartwout, President



                             BY: /s/ WILLIAM C. JASURA
                                 ----------------------
                                 William C. Jasura, Vice President
                                 and Chief Financial Officer


GRANTOR:                     Southwest Water Company, a
                             Delaware corporation



                             BY: /s/ PETER J. MOERBEEK
                                 ---------------------
                                 Peter J. Moerbeek, V.P. Finance
                                 and Chief Financial Officer


BANK:                        Sunwest Bank of Albuquerque,
                             N.A., a national association



                             BY: /s/ DON K. PADGETT
                                 ------------------
                                 Don K. Padgett, Vice President